SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	November 25, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of September 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC6)


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

	On November 25, 1998 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated November 25,
	1998.	The Monthly Report is filed pursuant to and in accordance with
	(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of 			Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II -
	Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

1. Monthly Distribution Report dated November 25, 1998.




    SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
    SERIES 1998-NC6

    STATEMENT TO CERTIFICATEHOLDERS

    Distribution Date:          25-Nov-98


                  Beginning                                  Ending
                  Certificate                                Certificate
    ClassCusip    Balance(1)   Principal  Interest   Losses  Balance
   A    79548KD47209062405.23 1609059.81  958094.68    0.00 207453345.42
   M-1  79548KD54 20039000.00       0.00   95508.88    0.00  20039000.00
   M-2  79548KD62 12588000.00       0.00   62618.80    0.00  12588000.00
   M-3  79548KD70  8992000.00       0.00   51474.55    0.00   8992000.00
   CE   NA         5138381.39       0.00  878635.30    0.00   5138381.39
   P    7955109S9      100.00       0.00    3911.08    0.00       100.00
   R-III79548KE20        0.00       0.00       0.00    0.00         0.00
   Total         255819886.62 1609059.81 2050243.29    0.00 254210826.81





              AMOUNTS PER $1,000 UNIT                 PASS THROUGH RATES

                                          Ending             Current
                                         Certificate        Pass-Through
  ClassPrincipal Interest Total Balance Losses Interest Rate A 7.65665 4.559056 12.21570 987.15856 0.00000 5.49938%
  M-1   0.00000     4.766150    4.76615 1000.00000 0.00000      5.71938%
  M-2   0.00000     4.974484    4.97448 1000.00000 0.00000      5.96938%
  M-3   0.00000     5.724483    5.72448 1000.00000 0.00000      6.86938%
  CE    0.00000   170.994567  170.99457 1000.00000 0.00000      4.12150%
  P     0.00000 39110.800000 39110.8000 1000.00000 0.00000 NA
  R-III  0.0000     0.000000    0.00000    0.00000 0.00000      5.49938%



    Section 4.02 (iii.)
    MASTER SERVICER COMPENSATION           106591.62
    TRUSTEE FEES                             2451.61

    Section 4.02 (iv.)
    P&I ADVANCES               Total Advances                  101617.11
    *Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

    Section 4.02 (v.)
    BALANCES AS OF   25-Nov-98
         Stated Principal Balance of Mortgage Loans         254210827.23
         Stated Principal Balance of REO Properties                 0.00

    Section 4.02 (vi.)
    MORTGAGE LOAN CHARACTERISTICS
         Number of Loans (Beginning)                                3309
         Aggregate Principal Balance as of the Due Date     255819887.04
         Number of Loans (Ending)                                   3295
         Aggregate Principal Balance as of the Due Date     254210827.23
         Weighted Average Remaining Term to Maturity                 328
         Beginning Weighted Average Mortgage Rate             10.110436%


                                          Unpaid             Stated
    Section 4.02 (vii.)                   Principal          Principal
    DELINQUENCY INFORMATION               Balance    Number  Balance
    30-59 days delinquent                 3424839.28      49  3419165.34
    60-89 days delinquent                  212380.32       3   212095.43
    90 or more days delinquent                  0.00       0        0.00
    Foreclosures                           246636.86       6   246330.83
    Bankruptcies                           363040.02       5   362863.59


    Section 4.02 (viii.)
    REO INFORMATION             Loans that became REO properties in the
                                preceding calendar month:
                                          Unpaid     Stated
                                          Principal  Principal
                               Loan NumberBalance    Balance


    Section 4.02 (ix.)         Total Book Value of REO Properties:
    REO BOOK VALUES                                                 0.00

    Section 4.02 (x.)
    PRINCIPAL PREPAYMENTS
                  Aggregate Amount of Principal Prepayments
                               Curtailments                   217,874.84
                               Payments in Full               1194182.86

                  Prepayment Charges                             3911.08
                  REO Principal Amortization                        0.00

    Section 4.02 (xi.)         Realized Losses that were incurred during
    REALIZED LOSSES            the related Prepayment Period:

                               Total Realized Losses    0.00
                               Which Include:
                               Bankruptcy Losses        0.00




    Section 4.02 (xii.)
    EXTRAORDINARY TRUST FUND EXPENSES
         Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
         Available Distribution Amount:                 0.00

    Section 4.02 (xiv.)
    CERTIFICATE FACTOR                    Certificate
                                          Factor
                               Class A     0.9871586
                               Class M-1   1.0000000
                               Class M-2   1.0000000
                               Class M-3   1.0000000
                               Class CE    0.9894953

    Section 4.02 (xv.)
    INTEREST DISTRIBUTION AMOUNTS

                               Interest   Reduction from Allocation of:
                               Carry      Prepayment         Relief Act
                  Interest     Forward    Interest           Interest
                  Amount       Amount     Shortfalls Losses  Shortfalls
	  A           958094.68       0.00       0.00    0.00         0.00
        M-1          95508.88       0.00       0.00    0.00         0.00
        M-2          62618.80       0.00       0.00    0.00         0.00
        M-3          51474.55       0.00       0.00    0.00         0.00
        CE          878635.30         NA       0.00    0.00         0.00
        TOTAL      2046332.21       0.00       0.00    0.00         0.00

    Section 4.02 (xvi.)
    PREPAYMENT INTEREST SHORTFALLS
    Prepayment Interest Shortfalls
    not covered by the Servicer:                                    0.00

    Section 4.02 (xvii.)
                               Relief Act Interest Shortfall        0.00

    Section 4.02 (xviii.)
                  Required Overcollateralized Amount          5138381.39
                  Credit Enhancement Percentage              18.3931510%

    Section 4.02 (xix.)
                  Overcollateralization Increase Amount             0.00

    Section 4.02 (xx.)
                  Overcollateralization Reduction Amount            0.00

    Section 4.02 (xxi.)
    PASS THROUGH RATE
                  Current      Next
                  Pass-Through Pass-Through
         Class    Interest RateInterest Rate*
         A            5.499380%  5.322340%
         M-1          5.719380%  5.542340%
         M-2          5.969380%  5.792340%
         M-3          6.869380%  6.692340%
         CE           4.121501%
         P        NA
         R-III        5.499380%

    PERFORMANCE MEASURES
                  Net Monthly Excess Cash Flow                 878635.30
                  Delinquency Percentage                       0.323074%

                  Stepdown Date Occurrence                   NO
                  Trigger Event Occurrence                   NO



	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				SALOMON BROTHERS MORTGAGE
				SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	November 30, 1998